UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 12, 2020

CLEANSPARK, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-53498	87-0449945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 S. 1800 West, Suite 3

Woods Cross, Utah 84087

(Address of Principal Executive Offices)

(702) 941-8047

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CLSK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 13, 2020, CleanSpark, Inc., a Nevada corporation (the “Company”), entered into a second amendment to certain transaction documents (the “Second Amendment”) with an otherwise unaffiliated third-party institutional investor (the “Investor”).

The Second Amendment amends those certain existing Securities Purchase Agreements (the “Agreements”) and Senior Secured Redeemable Convertible Debentures (the “Debentures”) previously disclosed by the Company, and as amended previously on March 4, 2020.

As provided in the Second Amendment, for a period of 90 days from March 13, 2020, the Company will not be required to reserve or issue to Investor more shares of Common Stock than were reserved for Investor prior to March 13, 2020.

In addition, the Company previously amended the Agreements to lower the Closing Price of the Common Stock which may trigger an Event of Default from $5.00 per share under the Agreements down to $1.75 per share for 5 consecutive Trading Days. The Second Amendment further amends this clause in the Agreements to provide that an Event of Default under this provision would not be triggered, if at all, until after June 11, 2020.

In addition, the Company again affirmed that the Debentures rank senior to all Common Stock and preferred stock, and all existing and future indebtedness of Company, Investor has at all times fully and completely complied with all of its obligations under the Agreements and the Debentures, and all Delivery Notices and calculations provided to Company by Investor were and are fully correct and accurate in all respects. The Company also released Investor from any prior claims that are based upon, connected with, or otherwise arising out of or in any way relating to these transaction documents and ratified the existing, unamended terms of the Agreements and Debentures.

The foregoing description of the terms of the Second Amendment do not purport to be complete and are qualified in their entirety by reference to the provisions of such Second Amendment, the form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 12, 2020, the Company terminated the employment of Bryan Huber and Anthony Vastola. Mr. Huber was the Chief Innovation Officer and Mr. Vastola was the Chief Operating Officer of the Company.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Second Amendment to Transaction Documents, dated as of March 13, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEANSPARK, INC.

Dated: March 13, 2020	By:	/s/ Zachary K. Bradford
Zachary K. Bradford
Chief Executive Officer and President

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